UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry Into a Material Definitive Agreement

On November 19, 2013, the Registrant and Ruby Development Company ("RDC") executed an Amendment (the “Amendment”) to the Modification and Extension Agreement (the “Modification Agreement”) dated March 19, 2013 to the Secured Promissory Note (the “Note”, or the “mortgage”) with RDC dated July 1, 2011.

The Amendment replaces the $1,000,000 payment that was due on December 30, 2013 with additional monthly installment payments paid over the term of the Note, such that it will now be paid in full on or before December 30, 2015.  Together with the current mortgage payment of $20,000 per month, aggregate monthly mortgage payments including said additional installments shall then be a minimum of $60,000 per month, beginning January 1, 2014.  The Registrant retains the option to accelerate payment of principal at any time, and at no penalty.

As consideration for this Amendment, the Registrant has agreed to issue 4,000,000 warrants to RDC at an exercise price of $0.04, expiring on December 30, 2018.  The Registrant has also agreed to extend the expiration date of the 14,000,000 outstanding and unexercised warrants currently held by RDC until December 30, 2018.  In addition, the Registrant has agreed to reimburse RDC for legal fees incurred during the negotiation on the terms of said Amendment.

All other terms and conditions of the original Note and Modification Agreement, as amended, shall remain in effect.

The above described executed Agreement is attached hereto and incorporated by reference as Exhibit 10.3

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.1
Secured Promissory Note and Security Agreement with Ruby Development Company dated July 1, 2011, as previously filed with the Registrant’s filing of Form 8-K, SEC file number 000-54213, filed on July 1, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Modification and Extension Agreement with Ruby Development Company dated March 19, 2013, , as previously filed with the Registrant’s filing of Form 8-K, SEC file number 000-54213, filed on March 28, 2013, and incorporated by this reference as an exhibit to this Form 8-K

10.3	Amendment to the Modification and Extension Agreement with Ruby Development Company dated November 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: November 20, 2013